Exhibit 28 (e) under Form N-1A
Exhibit (1) under Item 601/Reg. S-K

Insurance Management Series

DISTRIBUTOR'S CONTRACT

AGREEMENT made this 1st day of December, 1993, by and between Insurance Management Series (the "Trust"), a Massachusetts business Trust, and FEDERATED SECURITIES CORP. ("FSC"), a Pennsylvania Corporation.

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the "Funds"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Trust. FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibit to this Agreement.

2. The sale of shares of any Fund ("Shares") may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so.

3. Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose. FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Trust copies of all sales literature before using the same and will not use such sales literature if disapproved by the Trust.

4. This Agreement is effective with respect to each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit and any subsequent Funds added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the members of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan ("Disinterested Trustees") cast in person at a meeting called for that purpose. If a Fund is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

5. This Agreement may be terminated with regard to a particular Fund at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Fund on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund by FSC on sixty (60) days' written notice to the Trust.

6. This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7. FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.

9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim or action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

(b) FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

(c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, FSC and controlling persons of the Trust by the Trust pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

11. FSC is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

12. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

April 29, 2016 – Name will be changed to Federated Government Money Fund II and original shares will be redesignated as Service Shares

4/14/96 - Name changed to Federated Prime Money Fund II

Exhibit A

to the

Distributor's Contract

Insurance Management Series

Prime Money Fund

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993, between Insurance Management Series and Federated Securities Corp., Insurance Management Series executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1993.

ATTEST: INSURANCE MANAGEMENT SERIES

/s/ John W. McGonigle By: /s/ J. Christopher Donahue

Secretary President

(SEAL)

ATTEST:FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan By: /s/ Edward C. Gonzales

Secretary Executive Vice President

(SEAL)

4/14/96 - Name changed to Federated Fund for U.S. Government Securities II

Exhibit B

to the

Distributor's Contract

Insurance Management Series

U.S. Government Bond Fund

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993, between Insurance Management Series and Federated Securities Corp., Insurance Management Series executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1993.

ATTEST: INSURANCE MANAGEMENT SERIES

/s/ John W. McGonigle By: /s/ J. Christopher Donahue

Secretary President

(SEAL)

ATTEST:FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan By: /s/ Edward C. Gonzales

Secretary Executive Vice President

(SEAL)

5/17/00 - Primary Class changed to Primary Shares

3/1/00 - Original shares redesignated as Primary Class Shares

4/14/96 - Name changed to Federated High Income Bond Fund II

Exhibit C

to the

Distributor's Contract

Insurance Management Series

Corporate Bond Fund

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993, between Insurance Management Series and Federated Securities Corp., Insurance Management Series executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1993.

ATTEST: INSURANCE MANAGEMENT SERIES

/s/ John W. McGonigle By: /s/ J. Christopher Donahue

Secretary President

(SEAL)

ATTEST:FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan By: /s/ Edward C. Gonzales

Secretary Executive Vice President

(SEAL)

3/12/10 – Merged into Federated Capital Appreciation Fund II

4/30/09 - Name changed to Federated Clover Value Fund II

3/1/02 - Original class redesignated as Primary Shares

4/14/96 - Name changed to Federated American Leaders Fund II

Exhibit D

to the

Distributor's Contract

Insurance Management Series

Equity Growth and Income Fund

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993, between Insurance Management Series and Federated Securities Corp., Insurance Management Series executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1993.

ATTEST: INSURANCE MANAGEMENT SERIES

/s/ John W. McGonigle By: /s/ J. Christopher Donahue

Secretary President

(SEAL)

ATTEST:FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan By: /s/ Edward C. Gonzales

Secretary Executive Vice President

(SEAL)

4/26/18 – Original Class was designated as Primary Shares

12/2/11 – Name changed to Federated Managed Volatility Fund II

4/3/03 - Name changed to Federated Capital Income Fund II

4/14/96 - Name changed to Federated Utility Fund II

Exhibit E

to the

Distributor's Contract

Insurance Management Series

Utility Fund

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993, between Insurance Management Series and Federated Securities Corp., Insurance Management Series executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1993.

ATTEST: INSURANCE MANAGEMENT SERIES

/s/ John W. McGonigle By: /s/ J. Christopher Donahue

Secretary President

(SEAL)

ATTEST: FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan By: /s/ Edward C. Gonzales

Secretary Executive Vice President

(SEAL)

3/12/10 – Liquidated

4/14/96 - Name changed to Federated International Equity Fund II

Exhibit F

to the

Distributor's Contract

Insurance Management Series

International Stock Fund

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Insurance Management Series and Federated Securities Corp., Insurance Management Series executes and delivers this Exhibit on behalf of the Fund first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1995.

ATTEST: Insurance Management Series

/s/ John W. McGonigle By: /s/ J. C. Donahue

Secretary President

(SEAL)

ATTEST: FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan By: /s/ John W. McGonigle

Secretary Executive Vice President

(SEAL)

3/12/10 – Merged into Federated Kaufmann Fund II

9/1/04 - Name changed to Federated Mid Cap Growth Strategies Fund II

4/14/96 - Name changed to Federated Growth Strategies Fund II

Exhibit G

to the

Distributor's Contract

Insurance Management Series

Growth Stock Fund

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Insurance Management Series and Federated Securities Corp., Insurance Management Series executes and delivers this Exhibit on behalf of the Fund first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1995.

ATTEST: Insurance Management Series

/s/ John W. McGonigle By: /s/ J. Christopher Donahue

Secretary President

(SEAL)

ATTEST: FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman By:/s/ Edward C. Gonzales

Secretary Executive Vice President

(SEAL)

3/12/10 – Merged into Federated Capital Income Fund II

Exhibit H

to the

Distributor's Contract

Federated Insurance Series

Federated Equity Income Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares set forth above.

1.	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2.	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
3.	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
4.	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of Federated Equity Income Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1996.

ATTEST: Federated Insurance Series

/s/ John W. McGonigle By: /s/ J. Christopher Donahue

Secretary President

(SEAL)

ATTEST: FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman By:/s/ Richard B Fisher

Secretary Executive Vice President

(SEAL)

3/1/01 - Original class redesignated as Primary Shares

Exhibit I

to the

Distributor's Contract

Federated Insurance Series

Federated Quality Bond Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of Federated Quality Bond Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1999.

FEDERATED INSURANCE SERIES

By: /s/J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

11/01 - Terminated

Exhibit J

to the

Distributor's Contract

Federated Insurance Series

Federated Small Cap Strategies Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of Federated Small Cap Strategies Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1999.

FEDERATED INSURANCE SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

12/2/04 - Terminated

5/18/01 - Name changed to Federated Total Return Bond Fund II

Exhibit K

to the

Distributor's Contract

Federated Insurance Series

Federated Strategic Income Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of Federated Strategic Income Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1999.

FEDERATED INSURANCE SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

5/17/00 - Service Class changed to Service Shares

Exhibit L

to the

Distributor's Contract

Federated Insurance Series

Federated High Income Bond Fund II

Service Class

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of the Shares of Federated High Income Bond Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2000.

FEDERATED INSURANCE SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

FEDERATED SECURITIES CORP.

By: /s/ Davis M. Taylor

Name: David M. Taylor

Title: Executive Vice President

5/20/04 - Terminated

Exhibit M

to the

Distributor's Contract

Federated Insurance Series

Federated International Small Company Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of Federated International Small Company Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2000.

FEDERATED INSURANCE SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

2/15/13 – Name changed to Federated Managed Tail Risk Fund II

4/20/02 - Name changed to Federated Capital Appreciation Fund II

3/1/02 - Original class redesignated as Primary Shares

Exhibit N

to the

Distributor's Contract

Federated Insurance Series

Federated Large Cap Growth Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of Federated Large Cap Growth Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2000.

FEDERATED INSURANCE SERIES

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

2/15/13 – Federated Capital Appreciation Fund II changed its name to Federated Managed Tail Risk Fund II

3/12/10 – Federated Clover Value Fund II merged into Federated Capital Appreciation Fund II

4/30/09 - Federated American Leaders Fund II changed its name to Federated Clover Vaue Fund II

4/30/03 - Original Shares of Federated Kaufmann Fund II redesignated as Primary Shares

Exhibit O

to the

Distributor's Contract

Federated Insurance Series

Federated Kaufmann Fund II

and the Service Shares of:

Federated American Leaders Fund II

Federated Capital Appreciation Fund II

Federated Quality Bond Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares of the Portfolios set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of the Class of Shares of the Portfolios, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2002.

FEDERATED INSURANCE SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Peter J. Germain

Name: Peter J. Germain

Title: Vice President

Exhibit P

to the

Distributor's Contract

Federated Insurance Series

Federated Kaufmann Fund II

Service Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares of the Portfolios set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of the Service Shares of Federated Kaufmann Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2003.

FEDERATED INSURANCE SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

3/12/10 – Liquidated

4/28/08 - Shares redesignated as Service Shares

Exhibit Q

to the

Distributor's Contract

Federated Insurance Series

Federated Market Opportunity Fund II

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Portfolio set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Portfolio ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of the Service Shares of Federated Market Opportunity Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2005

FEDERATED INSURANCE SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

April 29, 2016 – Name changed to Federated Government Money Fund II

Exhibit R

to the

Distributor's Contract

Federated Insurance Series

Federated Prime Money Fund II

Primary Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series (formerly, Insurance Management Series) and Federated Securities Corp., Federated Insurance Series (formerly, Insurance Management Series) executes and delivers this Exhibit on behalf class of shares of the Fund first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2015.

Federated Insurance Series

By: /s/ J. Christopher Donahue

Name:. J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By:/s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Exhibit S

to the

Distributor's Contract

Federated Insurance Series

Federated Managed Volatility Fund II

Service Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 1993, between Federated Insurance Series and Federated Securities Corp. with respect to the Class of shares of the Portfolios set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 1993 between Federated Insurance Series and Federated Securities Corp., Federated Insurance Series executes and delivers this Exhibit on behalf of the Service Shares of Federated Mananged Volatility Fund II, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2017.

FEDERATED INSURANCE SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Amendment to

Distributor’s Contract

between

Federated Insurance Series

and

Federated Securities Corp.

This Amendment to the Distributor’s Contract (“Agreement”) dated December 1, 1993, between Federated Insurance Series (“Fund”) and Federated Securities Corp. (“Service Provider”) is made and entered into as of the 1st day of June, 2001.

WHEREAS, the Fund has entered into the Agreement with the Service Provider;

WHEREAS, the Securities and Exchange Commission has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

WHEREAS, Regulation S-P permits financial institutions, such as the Fund, to disclose ”nonpublic personal information” (“NPI”) of its “customers” and “consumers” (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR § 248.14) (“Section 248.14 NPI”); for specified law enforcement and miscellaneous purposes (17 CFR § 248.15) (“Section 248.15 NPI”) ; and to service providers or in connection with joint marketing arrangements (17 CFR § 248.13) (“Section 248.13 NPI”);

WHEREAS, Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR § 248.7 and 17 CFR § 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Fund and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Fund disclosed the information (17 CFR § 248.13);

NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1.	The Fund and the Service Provider hereby acknowledge that the Fund may disclose shareholder NPI to the Service Provider as agent of the Fund and solely in furtherance of fulfilling the Service Provider’s contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders.

2.	The Service Provider hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR §§ 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Service Provider in accordance with the limited exception set forth in 17 CFR § 248.13.

3.	The Service Provider further represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:
•	insure the security and confidentiality of records and NPI of Fund customers,
•	protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and
•	protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

4. The Service Provider may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds (“Fund Affiliates”); (b) affiliated persons of the Service Provider (“Service Provider Affiliates”) (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Service Provider of the Funds (“Nonaffiliated Third Party”) under the service and processing (§248.14) or miscellaneous (§248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Service Provider received the information in the first instance; and (d) a Nonaffiliated Third Party under the service provider and joint marketing exception (§248.13), provided the Service Provider enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

5. The Service Provider may redisclose Section 248.14 NPI and Section 248.15 NPI to: (a) the Funds and Fund Affiliates; (b) Service Provider Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

6.	The Service Provider is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

WITNESS the due execution hereof this 1st day of June, 2001.

Federated Insurance Series

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

Amendment to

Distributor’s Contracts

between

the Federated Funds

and

Federated Securities Corp.

This Amendment to the Distributor’s Contracts (each an “Agreement” and together, the “Agreements”) between the Federated Funds listed on Exhibit A, (each a “Fund” and collectively, the “Funds”) and Federated Securities Corp. (“Distributor”) is made and entered into as of the 1st day of October, 2003.

WHEREAS, each Fund has entered into an Agreement with the Distributor under and pursuant to which the Distributor is the principal underwriter of the shares of the Fund;

WHEREAS, the Securities and Exchange Commission and the United States Treasury Department (“Treasury Department”) have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the “Applicable Law”), specifically requiring certain financial institutions, including the Funds and the Distributor, to establish a written anti-money laundering and customer identification program (“Program”);

WHEREAS, each of the Funds and the Distributor have established a Program and wish to amend the Agreements to reflect the existence of such Programs and confirm the allocation of responsibility for the performance of certain required functions;

NOW, THEREFORE, the parties intending to be legally bound agree and amend each Agreement as follows:

1.	The Funds and the Distributor each represent, warrant and certify that they have established, and covenant that at all times during the existence of each respective Agreement they will maintain, a Program in compliance with Applicable Law.
2.	The Funds each represent and warrant that the Funds have entered into an amendment to the agreement with the transfer agent of the Funds, pursuant to which the transfer agent has agreed to perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Distributor maintains an account with the Funds.
3.	Distributor covenants that it will enter into appropriate amendments to selling or other agreements with financial institutions that establish and maintain accounts with the Funds on behalf of their customers, pursuant to which such financial institutions covenant to establish and maintain a Program with respect to those customers in accordance with Applicable Law.

In all other respects, each Agreement first referenced above shall remain in full force and effect.

WITNESS the due execution hereof as of the 1st day of October, 2003.

FUNDS

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

EXHIBIT A

Funds Distributor’s Contract Date

Cash Trust Series, Inc. March 1, 1993

Cash Trust Series II January 25, 1991

Edward Jones Money Market Fund April 1, 2001

Edward Jones Tax-Free Money Market Fund March 1, 2001

Federated Adjustable Rate Securities Fund April 24, 1992

Federated American Leaders Fund, Inc. March 1, 1993

Federated Equity Funds June 1, 1995

Federated Equity Income Fund, Inc. March 1, 1993

Federated Fixed Income Securities Fund, Inc. December 24, 1991

Federated GNMA Trust May 29, 1992

Federated Government Income Securities, Inc. July 17, 1996

Federated High Income Bond Fund, Inc. March 1, 1993

Federated High Yield Trust August 1, 1989

Federated Income Securities Trust December 31, 1991

Federated Income Trust June 1, 1992

Federated Index Trust September 3, 1991

Federated Institutional Trust September 1, 1994

Federated Insurance Series December 1, 1993

Federated International Series, Inc. February 11, 1991

Federated Investment Series Funds, Inc. June 22, 1992

Federated Limited Duration Government Fund, Inc. July 22, 1991

Federated Managed Allocation Portfolios December 1, 1993

Federated Municipal Opportunities Fund, Inc. July 17, 1996

Federated Municipal Securities Fund, Inc. March 1, 1993

Federated Municipal Securities Income Trust September 9, 1991

Federated Short-Term Municipal Trust June 1, 1993

Federated Stock and Bond Fund, Inc. March 1, 1993

Federated Stock Trust August 1, 1989

Federated Total Return Government Bond Fund September 1, 1995

Federated Total Return Series, Inc. December 1, 1993

Federated U.S. Government Bond Fund August 1, 1989

Federated U.S. Government Securities Fund: 1-3 Years May 29, 1992

Federated U.S. Government Securities Fund: 2-5 Years May 29, 1992

Federated World Investment Series, Inc. March 1, 1994

Intermediate Municipal Trust June 1, 1993

Money Market Obligations Trust March 1, 1994

Amendment to

Distributor’s Contract

between

Federated Insurance Series

and

Federated Securities Corp.

This Amendment to the Distributor’s Contract (as amended, the “Agreement”) dated December 1, 1993, between Federated Insurance Series (formerly, Insurance Management Series) (“Trust”) and Federated Securities Corp. (“FSC”) is made and entered into as of the 1st day of June, 2013.

WHEREAS, the Trust has entered into the Agreement with FSC.

WHEREAS, the parties intend to amend the Agreement to insert certain language to clarify that share classes may be added to the Trust without amending the Agreement through the execution of an appropriate exhibit to the Agreement, which amendment was authorized by the Board at its meeting on May 17, 2013 pursuant to a vote cast in person at that meeting that was called for that purpose.

NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1.	Paragraph 1 of the Agreement is hereby deleted and replaced in its entirety with the following new Paragraph 1:

1.	The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the “Funds”) consisting of one or more classes (the “Class” or “Classes”) of shares (the “Shares”), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current prospectus(es) of the Trust. FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibits to this Agreement.

2.	Paragraph 2 of the Agreement is hereby deleted and replaced in its entirety with the following new Paragraph 2.

2.	The sale of Shares may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so.

3.	Paragraph 4 of the Agreement is hereby deleted and replaced in its entirety with the following new Paragraph 4:

4.	This Agreement is effective with respect to each Class of Shares as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and therefore for successive periods of one year if such continuance is approved at least annually by the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan (“Disinterested Trustees”) cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

4.	For purposes of the Agreement, references to “Fund” or “Funds” shall include “Class” or “Classes” as applicable and references to “Class” or “Classes” shall include “Fund” or “Funds” as applicable.

In all other respects, the Agreement first referenced above shall remain in full force and effect.

WITNESS the due execution hereof this 1st day of June, 2013.

FEDERATED INSURANCE SERIES

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President